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                                                                     Exhibit 10F

                        TERMINATION AND RELEASE AGREEMENT

      THIS TERMINATION AND RELEASE AGREEMENT, dated as of September 8, 2003 (as modified, supplemented or amended from time to time, the "Agreement"), by and between AVNET, INC. (the "Borrower") and BANK OF AMERICA, N.A., as administrative agent under the Credit Agreement referred to below (in such capacity, the "Administrative Agent") and as documentation escrow agent under that certain Document Escrow Agreement described below (in such capacity, the "Document Escrow Agent"). All capitalized terms used but not defined herein shall have the meaning given to such terms in the Credit Agreement and the Document Escrow Agreement (each as defined below).

                             W I T N E S S E T H:

      WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement (Multi-Year) dated as of October 25, 2001, as amended or modified by that First Amendment to Credit Agreement (Multi-Year) dated as of March 29, 2002, that Second Amendment to Credit Agreement (Multi-Year) dated as of October 10, 2002, that certain letter agreement dated as of November 8, 2002, that Third Amendment to Credit Agreement dated as of November 23, 2002, that Fourth Amendment to Credit Agreement dated as of December 9, 2002, that Fifth Amendment to Credit Agreement dated as of December 12, 2002, that Sixth Amendment to Credit Agreement dated as of December 13, 2002, that Seventh Amendment to Credit Agreement dated as of January 30, 2003, that Eighth Amendment to Credit Agreement dated as of March 28, 2003, and that Ninth Amendment to Credit Agreement dated as of July 2, 2003 (as so amended, the "Credit Agreement"), pursuant to which the Administrative Agent and the Lenders have extended certain credit facilities to the Borrower;

      WHEREAS, the Borrower and certain of its Subsidiaries (such Subsidiaries, collectively, the "Subsidiary Pledgors") have executed certain Collateral Documents that may give rise to Lender Liens;

      WHEREAS, the Borrower, the Administrative Agent and the Document Escrow Agent entered into that certain Document Escrow Agreement dated as of November 25, 2002 (the "Document Escrow Agreement"), pursuant to which the Collateral Documents described therein have been delivered or caused to be delivered by the Borrower to the Document Escrow Agent;

      WHEREAS, Bank of America, N.A., acting by and through its Global Corporate and Investment Banking group ("GCIB"), and Bank of America, N.A., acting by and through its Business Credit group ("BABC") have concurrently entered into that certain Letter of Credit Transfer and Assumption Agreement, pursuant to which GCIB has transferred to BABC, and BABC has assumed all of GCIB's rights and obligations under and with respect to the Letters of Credit arising from and after the Transfer Date (as therein defined), with the result that such Letters of Credit have ceased to be "Letters of Credit" under the Credit Agreement;

      WHEREAS, the Borrower has delivered a Notice of Termination of Aggregate Commitments, pursuant to which the Aggregate Commitments under the Credit Agreement have terminated;
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      WHEREAS, the Borrower has requested that the Administrative Agent and the
Document Escrow Agent enter into this Agreement for the purpose of terminating the Collateral Documents and the Document Escrow Agreement and releasing any Lender Lien under the Collateral Documents and any and all other security interests and liens created as security for the Obligations; and

      WHEREAS, the Administrative Agent and the Document Escrow Agent are willing to grant such request, subject to the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the covenants, agreements and acknowledgments contained herein, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Borrower, the Administrative Agent and the Document Escrow Agent agree as follows:

      Section 1. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

            1.1 The execution, delivery and performance by the Borrower of this Agreement have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. This Agreement constitutes the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

            1.2 As of the date hereof, (i) there are no Obligations of the Borrower or any Subsidiary, and (ii) there exist no claims or liabilities that may be the basis for or give rise to any Obligation. Without limitation of the foregoing, there are no L/C Obligations, nor have there been any drawings presented with respect to Letters of Credit, as of the date hereof, as to which any drawing request is pending.

            1.3 The Borrower is entering into this Agreement on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent, the Lenders or any other Person.

            1.4 As of the date hereof, there are no Designated Borrowers under the Credit Agreement.

      Section 2. Termination and Release.

            2.1 In reliance upon the Borrower's representations and warranties made in Section 1 above, (a) and in reliance upon the Termination Notice (as defined below), the Document Escrow Agent, without further action, hereby releases, without recourse and without representation or warranty, all of the Escrowed Documents, and (b) the Administrative Agent hereby terminates and releases any Lender Liens, to the extent any such Lender Liens have attached as of the date hereof.

            2.2 This Agreement shall constitute the joint termination notification to the Document Escrow Agent by the Administrative Agent and the Borrower required under Section 12


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of the Document Escrow Agreement (the "Termination Notice"), and the Document
Escrow Agreement shall be terminated as of the Effective Date.

      Section 3. Effective Date. This Agreement will become effective as of the date upon which each of the following conditions precedent is satisfied (such date, the "Effective Date"):

            3.1 The Administrative Agent shall have received from the Borrower a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) of this Agreement.

            3.2 The Administrative Agent shall have received from the Borrower payment of all unpaid fees under the Credit Agreement.

            3.3 The Administrative Agent shall have received satisfactory evidence that the Borrower has paid (i) all Attorney Costs of the Administrative Agent to the extent invoiced prior to the Effective Date (including any previously invoiced and outstanding Attorney Costs that relate to services previously provided), plus such additional amounts of Attorney Costs as shall constitute the Administrative Agent's reasonable estimate of Attorney Costs incurred or to be incurred by it through the Effective Date (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent) and (ii) all other reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Agreement and any other documents to be delivered in connection herewith.

            For the avoidance of doubt, the termination and release set forth in
Section 2 hereof shall be effective, notwithstanding that any representation or warranty made hereunder may at any time be determined or alleged to be, or have been, untrue or incorrect.

      Section 4. Further Assurances.

            4.1 The Administrative Agent agrees to execute and deliver to the Borrower, without any representations and warranties and at the sole cost and expense of the Borrower (which shall include, but not be limited to, all Attorney Costs and all cost and expenses related to the Collateral pledged by or in connection with Foreign Subsidiaries), any Uniform Commercial Code termination statements, lien releases, mortgage releases or re-conveyances, re-assignments of trademarks, discharges of liens, and other similar release or discharge documents or instruments (and, if applicable, in recordable form), as the Borrower may reasonable request in order to release, of record, any and all security interests, financing statements, and all other notices of security interests and liens that may have been previously filed under or in respect of the Collateral Documents.

            4.2 The Borrower agrees to execute and deliver, at the sole cost and expense of the Borrower, to the Administrative Agent any approvals, consents, opinions, certificates, documents and other information as the Administrative Agent may reasonably request in order to facilitate the performance by the Administrative Agent of its undertaking in Section 4.1 hereof.


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      Section 5. Miscellaneous.

            5.1 Effectiveness. This Agreement shall become effective when all parties hereto shall have executed and delivered a counterpart hereof to the Administrative Agent.

            5.2 Integration. This Agreement constitutes the sole and entire agreement of the parties with respect to the subject matter hereof and supersedes all oral negotiations and prior writings with respect to the subject matter hereof.

            5.3 Headings. The headings and underscoring of articles, sections and clauses have been included herein for convenience only and shall not be considered in interpreting this Agreement.

            5.4 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

            5.5 Amendment and Waiver. Neither this Agreement nor any terms hereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is agreed to in a writing signed by each of the Administrative Agent, the Document Escrow Agent and the Borrower.

            5.6 Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto; provided, however, that the Borrower may not assign any rights or obligations hereunder or any interest herein without obtaining the prior written consent of the Administrative Agent and the Document Escrow Agent, and any assignment or attempted assignment absent such consent shall be void and of no effect with respect to the Administrative Agent and the Document Escrow Agent. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement and their respective successors or permitted assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

            5.7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

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              SIGNATURE PAGE TO TERMINATION AND RELEASE AGREEMENT

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                          BANK OF AMERICA, N.A.,
                                          as Administrative Agent and Document
                                          Escrow Agent


                                          By: /s/  Sugeet Manchanda
                                              ---------------------------------
                                              Name:  Sugeet Manchanda
                                              Title: Principal



                                          AVNET, INC., as Borrower


                                          By: /s/  Raymond Sadowski
                                              ---------------------------------
                                              Name:  Raymond Sadowski
                                              Title: Senior Vice President and
                                                     Chief Financial Officer



              SIGNATURE PAGE TO TERMINATION AND RELEASE AGREEMENT